John Hancock Funds II

Opportunistic Fixed Income Fund

Supplement dated June 11, 2021 to the current Prospectus, as may be supplemented (the Prospectus)

Effective immediately, the last paragraph on the front cover of the Prospectus is revised and restated in its entirety as follows:

As with all mutual funds, the Securities and Exchange Commission and Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

John Hancock Funds II

Opportunistic Fixed Income Fund

Supplement dated June 11, 2021 to the current Statement of Additional Information (the SAI), as may be supplemented

Effective immediately, the disclosure under the heading “REGULATION OF COMMODITY INTERESTS” is amended and restated in its entirety as follows:

The CFTC has adopted regulations that subject registered investment companies and/or their investment advisors to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the CEA (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. The Advisor is registered as a CPO under the CEA and is a National Futures Association member firm; however, the Advisor acts in the capacity of a registered CPO only with respect to Opportunistic Fixed Income Fund.

Although the Advisor is a registered CPO, the Advisor has claimed an exemption from CPO registration pursuant to CFTC Rule 4.5 with respect to all of the funds other than Opportunistic Fixed Income Fund (collectively, the “Exempt Funds”). To remain eligible for this exemption, each of the Exempt Funds must comply with certain limitations, including limits on trading in commodity interests, and restrictions on the manner in which each Exempt Fund markets its commodity interests trading activities. These limitations may restrict an Exempt Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or adversely affect its total return.

Under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will apply to the Advisor with respect to Opportunistic Fixed Income Fund, but not the Exempt Funds. The Advisor is subject to dual regulation by the SEC and the CFTC with respect to the services it provides to Opportunistic Fixed Income Fund. As a result of the “harmonization” rule amendments adopted by the CFTC in 2013, the Advisor expects to comply with substantially all CFTC regulations applicable to the operation of Opportunistic Fixed Income Fund through “substituted compliance” with SEC regulations, as provided in the “harmonization” amendments. Any changes to the CFTC’s substituted compliance regime may restrict the ability of Opportunistic Fixed Income Fund to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or may adversely affect its total return.

Please see “Risk of Additional Government Regulation of Derivatives” for more information regarding governmental regulations of derivatives and similar transactions.

You should read this Supplement in conjunction with the SAI and retain it for future reference.